 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
____________________

Date of report (Date of earliest event reported): January 3, 2024

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100,	Emeryville,	CA	94608
(Address of Principal Executive Offices)			(Zip Code)

(510)	450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRSQ	N/A*
* On September 8, 2023, Nasdaq filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist our common stock from the Nasdaq Stock Market LLC. The delisting became effective on September 18, 2023. The deregistration of the shares of common stock under section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) became effective 90 days after the filing date of the Form 25, at which point the shares were deemed registered under Section 12(g) of the Exchange Act. Our common stock currently trades on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “AMRSQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously reported, on August 9, 2023, Amyris, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties” or the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing Chapter 11 cases for the Company Parties (the “Chapter 11 Cases”). The Company Parties continue to operate their business as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Item 1.01	Entry into a Material Definitive Agreement.

On January 3, 2024, the Company, Amyris Clean Beauty, Inc., and Aprinnova, LLC (collectively, the “Borrowers”), and certain other subsidiaries of the Company (the “Guarantors”) entered into an amendment (the “Amendment No. 6”) to that certain Senior Secured Super Priority Debtor In Possession Loan Agreement (the “DIP Credit Agreement”), dated as of August 9, 2023 (as amended, restated, supplemented or otherwise modified from time to time), by and among the Borrowers, Guarantors, each lender from time to time party to the DIP Credit Agreement and Euagore, LLC, an affiliate of Foris Ventures LLC, in its capacity as administrative agent (the “Administrative Agent”). Pursuant to the Amendment No. 6, the parties agreed, among other matters, to (a) extend the Maturity Date to the earlier of (i) the Plan Effective Date and (ii) February 15, 2024, (b) extend the deadline for closing the Consumer Brands Business Sale Transaction, and (c) waive Default(s) and Event(s) of Default under certain milestones due to the Bankruptcy Court entering orders approving certain Consumer Brands Business Sale Transactions after the December 12, 2023 deadline. Capitalized terms used herein that are not otherwise defined herein shall have the meanings given to them in the Amendment No. 6.

The foregoing does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 6 that is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 6 to Senior Secured Super Priority Debtor In Possession Loan Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: January 4, 2024	By:	/s/ Han Kieftenbeld
Han Kieftenbeld
Interim Chief Executive Officer and Chief Financial Officer